UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2017

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.             Regulation FD Disclosure.

Press Release

On May 30, 2017, Lonestar Resources US Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it entered into two definitive purchase and sale agreements dated May 26, 2017 (together, the “Purchase and Sale Agreements”) with independent third parties pursuant to which the Company agreed to acquire certain oil and gas assets in the Eagle Ford Shale.  The Press Release also announced that, as part of the financing for the Purchase and Sale Agreements, the Company also entered into a securities purchase agreement dated May 26, 2017 with Chambers Energy Capital III, LP, an affiliate of Chambers Energy Capital of Houston, Texas, pursuant to which the Company will issue newly created preferred stock. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01.

Note Regarding Non-GAAP Financial Measures

                The Company Presentation attached as Exhibit 99.2 hereto contains non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1

Press Release dated May 30, 2017 announcing that it entered into two definitive purchase and sale agreements dated May 26, 2017 (together, the “Purchase and Sale Agreements”) with independent third parties pursuant to which the Company agreed to acquire certain oil and gas assets in the Eagle Ford Shale

99.2	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LONESTAR RESOURCES US, INC. (Registrant)

Date: May 30, 2017	By:	/s/ Frank D. Bracken III
Frank D. Bracken, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release dated May 30, 2017 announcing that it entered into two definitive purchase and sale agreements dated May 26, 2017 (together, the “Purchase and Sale Agreements”) with independent third parties pursuant to which the Company agreed to acquire certain oil and gas assets in the Eagle Ford Shale

99.2	Company Presentation